SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 23, 2009


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On February 23, 2009, the Board of Directors of VSE Corporation (the "Board") increased the number of Board members from eight to nine and elected Maurice A. Gauthier to fill the vacancy on the Board. In April 2008 Mr. Gauthier joined VSE Corporation ("VSE") as Chief Executive Officer, President and Chief Operating Officer. The Board also appointed Mr. Gauthier as a nominee for reelection as a VSE director at the annual meeting of VSE's stockholders scheduled to occur in May 2009. At this time, Mr. Gauthier does not serve on any committees of the Board.

        Before joining VSE in 2008, Mr. Gauthier completed a military career of over 28 years of service, retiring in 1997 as a Navy Captain and board certified Department of Defense Major Program Manager for the Naval Sea Systems Command Foreign Military Sales program and the San Antonio Landing Platform Dock Class Shipbuilding Program. Mr. Gauthier worked for VSE from October 1997 through February 1999 as Vice President and Chief Technology Officer and as Director of Strategic Planning and Business Development, before joining the Nichols Research Corporation Navy Group as its President. With the acquisition of Nichols Research Corporation by Computer Sciences Corporation (CSC) in 1999, Mr. Gauthier served as Vice President of CSC's Advanced Marine Center. His most recent assignment with CSC has been Vice President and General Manager of CSC's Navy and Marine Corps Business Unit where he was responsible for the overall leadership and financial performance of a 2,500-person organization providing systems engineering, technical, information technology and telecommunications support to U.S. Navy and Marine Corps customers.

	A copy of the February 25, 2009 press release announcing the election of Mr. Gauthier is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information contained in this news release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01       Financial Statements and Exhibits

(c)  Exhibits

           Exhibit
           Number
           ------
           99.1 Press release issued by VSE Corporation on February 25, 2009 announcing the election of Maurice A. Gauthier to the VSE Board of Directors



                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)



Date:  February 27, 2009                   /s/ Thomas M. Kiernan
                                           -----------------------------
                                           Thomas M. Kiernan
                                           Vice President, General Counsel
                                             and Secretary